UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04257

Deutsche DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2021
Annual Report
Deutsche DWS Variable Series I

DWS Capital Growth VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.49% and 0.75% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,278	$23,411	$29,096	$58,156
	Average annual total return	22.78%	32.78%	23.81%	19.25%
Russell 1000® Growth Index	Growth of $10,000	$12,760	$24,102	$30,908	$60,825
	Average annual total return	27.60%	34.08%	25.32%	19.79%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,246	$23,233	$28,718	$56,554
	Average annual total return	22.46%	32.45%	23.49%	18.92%
Russell 1000® Growth Index	Growth of $10,000	$12,760	$24,102	$30,908	$60,825
	Average annual total return	27.60%	34.08%	25.32%	19.79%
The growth of $10,000 is cumulative.
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 3

Management Summary	December 31, 2021 (Unaudited)
Although the Fund returned 22.78% (Class A shares, unadjusted for contract charges) in 2021, it trailed the 27.60% return for the Russell 1000® Growth Index.
Stock selection was the primary factor in our 12-month underperformance, with the weakest results occurring in the communication services sector. Activision Blizzard, Inc., which struggled due to negative headlines about its corporate culture and concerns that it could face difficulties sustaining its current growth rate, was a key detractor. Spotify Technology SA also lagged, primarily as a result of intensifying competition.
We experienced underperformance in the consumer discretionary sector, as well, but here the shortfall was largely caused by a zero weighting in Tesla, Inc. The stock has risen to be the fourth-largest holding in the Russell 1000 Growth Index, so our lack of a position can have a sizable impact on short-term results. Nevertheless, our priority is to maintain discipline about the price we pay for growth. We also want to focus on owning the most attractive individual stocks, rather than establishing positions simply to mirror the benchmark. The education technology company Chegg, Inc., which reduced its guidance amid lower student enrollments, also weighed on results in consumer discretionary.
Certain holdings in information technology, including Twilio, Inc. and Global Payments, Inc., were further detractors of note. With that said, two tech stocks finished among our leading contributors for the year. Cloudflare, Inc. rallied due to large customer additions, and NVIDIA Corp. was boosted by strong sales trends and investor optimism about its potential to capitalize on the growth of the metaverse.
On the positive side, health care was a source of strength for the Fund in 2021. Thermo Fisher Scientific, Inc. and Danaher Corp., which have been instrumental suppliers and partners in COVID-19 therapeutic development, testing, and vaccines, were top performers in the sector. Both benefited from renewed demand related to new waves of the virus. DexCom, Inc., a producer of glucose-monitoring systems, was an additional outperformer thanks to robust earnings and the prospects of a new-product launch.
Real estate, though a small portion of the Fund, was nonetheless another source of positive performance. Prologis Inc., a logistics center real estate investment trust, outperformed its sector peers by a wide margin. The company capitalized on record rent growth from the accelerating adoption of e-commerce and an increased focus on supply chain resiliency.
The broader environment presented a mixed picture at the close of the year. Many companies were dealing with difficult year-over-year earnings comparisons, decelerating growth, cost inflation, and supply-chain constraints, as well as shifting safety measures with respect to COVID-19. On the other hand, the breadth and speed of innovation has created a widening opportunity set for investing in disruptors and innovators that we think are on the right side of change. A large part of the resulting investment opportunity stems from the accelerated deployment of technology that occurred in 2020-2021 and that appears set to continue. Innovative technologies and cloud infrastructure have enabled new behaviors, relationships, and structures that have created new business models across many industries. More specifically, the current technology wave has been multi-faceted and has spanned the internet, ecommerce, artificial intelligence, digitization and the “Internet of Things,” robotics, and automation. This process could have implications for every industry and potentially wide-ranging ramifications for every segment of the economy.
We are therefore staying focused on growth, but not any type of growth. Instead, we prefer growth that is either stable and consistent or dynamic and accelerating, and that should be durable enough to provide stability in a shifting economic environment. As always, we seek to maintain a balanced mix of quality growth businesses with strong profit margins and free cash flows, together with younger growers in the more nascent industries of the digital economy. While we remain highly aware of areas of vulnerability given the potential for rising interest rates, we believe a portfolio mix that encompasses both reliable and dynamic growth companies is well suited for a time of elevated uncertainty.
Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Portfolio Manager
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
4 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

Terms to Know
Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 5

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Information Technology	45%	43%
Consumer Discretionary	13%	14%
Communication Services	12%	13%
Health Care	12%	11%
Industrials	8%	8%
Financials	5%	5%
Consumer Staples	2%	3%
Real Estate	2%	2%
Materials	1%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
6 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 99.2%
Communication Services 12.2%
Entertainment 4.4%
Activision Blizzard, Inc.	123,833	8,238,610
Live Nation Entertainment, Inc.* (a)	81,754	9,785,136
Netflix, Inc.*	24,481	14,748,334
Roku, Inc.* (a)	16,181	3,692,504
Spotify Technology SA*	44,499	10,414,101
Walt Disney Co.*	51,500	7,976,835
		54,855,520
Interactive Media & Services 7.0%
Alphabet, Inc. "A"*	10,418	30,181,363
Alphabet, Inc. "C"*	11,165	32,306,932
Match Group, Inc.*	85,513	11,309,094
Meta Platforms, Inc. "A"*	36,152	12,159,725
		85,957,114
Wireless Telecommunication Services 0.8%
T-Mobile U.S., Inc.*	83,120	9,640,258
Consumer Discretionary 13.3%
Diversified Consumer Services 1.0%
Chegg, Inc.*	104,938	3,221,597
Terminix Global Holdings, Inc.*	203,319	9,196,118
		12,417,715
Hotels, Restaurants & Leisure 1.2%
DraftKings, Inc. "A"*	58,788	1,614,907
McDonald's Corp.	25,474	6,828,815
Planet Fitness, Inc. "A"*	74,121	6,713,880
		15,157,602
Internet & Direct Marketing Retail 4.6%
Amazon.com, Inc.*	16,939	56,480,385
Multiline Retail 0.5%
Dollar General Corp.	27,127	6,397,360
Specialty Retail 4.3%
Burlington Stores, Inc.*	34,470	10,048,350
CarMax, Inc.*	85,883	11,184,543
Home Depot, Inc.	76,044	31,559,020
		52,791,913
Textiles, Apparel & Luxury Goods 1.7%
Lululemon Athletica, Inc.*	32,122	12,574,157
NIKE, Inc. "B"	51,033	8,505,670
		21,079,827
Consumer Staples 2.1%
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	29,511	16,753,395
	Shares	Value ($)
Personal Products 0.7%
Estee Lauder Companies, Inc. "A"	23,760	8,795,952
Financials 4.6%
Capital Markets 1.4%
Intercontinental Exchange, Inc.	127,366	17,419,848
Consumer Finance 1.0%
American Express Co.	39,592	6,477,251
SoFi Technologies, Inc.* (a)	405,021	6,403,382
		12,880,633
Insurance 2.2%
Progressive Corp.	259,630	26,651,019
Health Care 11.6%
Biotechnology 0.3%
Exact Sciences Corp.*	47,474	3,694,901
Health Care Equipment & Supplies 5.1%
Danaher Corp.	73,932	24,324,367
DexCom, Inc.*	37,233	19,992,259
Hologic, Inc.*	180,969	13,854,987
The Cooper Companies, Inc.	11,136	4,665,316
		62,836,929
Health Care Providers & Services 0.5%
agilon health, Inc.* (a)	223,337	6,030,099
Life Sciences Tools & Services 4.2%
Charles River Laboratories International, Inc.*	28,724	10,822,629
Thermo Fisher Scientific, Inc.	61,680	41,155,363
		51,977,992
Pharmaceuticals 1.5%
Zoetis, Inc.	72,291	17,641,173
Industrials 8.2%
Aerospace & Defense 0.3%
TransDigm Group, Inc.*	6,313	4,016,836
Building Products 0.7%
Trex Co., Inc.*	62,422	8,428,843
Electrical Equipment 2.4%
AMETEK, Inc.	118,449	17,416,741
Generac Holdings, Inc.*	34,645	12,192,268
		29,609,009
Industrial Conglomerates 0.8%
Roper Technologies, Inc.	19,327	9,506,178
Machinery 0.4%
Deere & Co.	14,643	5,020,938

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 7

	Shares	Value ($)
Professional Services 2.6%
TransUnion	154,130	18,276,736
Verisk Analytics, Inc.	57,140	13,069,632
		31,346,368
Road & Rail 1.0%
Norfolk Southern Corp.	26,725	7,956,300
Uber Technologies, Inc.*	111,123	4,659,387
		12,615,687
Information Technology 44.4%
IT Services 6.8%
Cloudflare, Inc. "A"*	48,580	6,388,270
Fiserv, Inc.* (a)	85,955	8,921,270
Global Payments, Inc.	75,418	10,195,005
Mastercard, Inc. "A"	68,287	24,536,885
PayPal Holdings, Inc.*	42,821	8,075,184
Twilio, Inc. "A"*	43,868	11,552,199
Visa, Inc. "A" (a)	64,097	13,890,461
		83,559,274
Semiconductors & Semiconductor Equipment 7.7%
Advanced Micro Devices, Inc.*	110,348	15,879,077
Analog Devices, Inc.	71,165	12,508,672
Applied Materials, Inc.	92,586	14,569,333
MKS Instruments, Inc.	39,899	6,949,209
NVIDIA Corp.	149,965	44,106,206
		94,012,497
Software 20.0%
Adobe, Inc.*	41,965	23,796,673
Avalara, Inc.*	40,397	5,215,657
DocuSign, Inc.*	31,220	4,755,118
Dynatrace, Inc.*	121,302	7,320,576
Five9, Inc.*	50,518	6,937,132
Intuit, Inc.	27,880	17,932,974
Microsoft Corp.	359,466	120,895,605
RingCentral, Inc. "A"*	24,969	4,677,942
salesforce.com, Inc.*	66,006	16,774,105
ServiceNow, Inc.*	30,467	19,776,434
Synopsys, Inc.*	50,391	18,569,083
		246,651,299
	Shares	Value ($)
Technology Hardware, Storage & Peripherals 9.9%
Apple, Inc.	688,004	122,168,870
Materials 1.1%
Chemicals 0.5%
Ecolab, Inc.	26,815	6,290,531
Construction Materials 0.6%
Vulcan Materials Co.	34,695	7,201,988
Real Estate 1.7%
Equity Real Estate Investment Trusts (REITs)
Equinix, Inc.	10,683	9,036,109
Prologis, Inc.	69,783	11,748,666
		20,784,775
Total Common Stocks (Cost $403,700,844)		1,220,672,728
Securities Lending Collateral 2.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $33,665,520)	33,665,520	33,665,520
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.05% (b) (Cost $12,375,306)	12,375,306	12,375,306
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $449,741,670)	102.9	1,266,713,554
Other Assets and Liabilities, Net	(2.9)	(35,433,933)
Net Assets	100.0	1,231,279,621
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 2.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
60,706,321	—	27,040,801 (d)	—	—	18,795	—	33,665,520	33,665,520
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.05% (b)
5,792,769	142,250,083	135,667,546	—	—	1,772	—	12,375,306	12,375,306
66,499,090	142,250,083	162,708,347	—	—	20,567	—	46,040,826	46,040,826
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $32,645,098, which is 2.7% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 1,220,672,728	$ —	$ —	$ 1,220,672,728
Short-Term Investments (a)	46,040,826	—	—	46,040,826
Total	$ 1,266,713,554	$ —	$ —	$ 1,266,713,554
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 9

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $403,700,844) — including $32,645,098 of securities loaned	$ 1,220,672,728
Investment in DWS Government & Agency Securities Portfolio (cost $33,665,520)*	33,665,520
Investment in DWS Central Cash Management Government Fund (cost $12,375,306)	12,375,306
Receivable for Fund shares sold	1,769
Dividends receivable	67,129
Interest receivable	1,923
Other assets	24,676
Total assets	1,266,809,051
Liabilities
Payable upon return of securities loaned	33,665,520
Payable for investments purchased	776,448
Payable for Fund shares redeemed	477,935
Accrued management fee	378,553
Accrued Trustees' fees	9,478
Other accrued expenses and payables	221,496
Total liabilities	35,529,430
Net assets, at value	$ 1,231,279,621
Net Assets Consist of
Distributable earnings (loss)	966,984,229
Paid-in capital	264,295,392
Net assets, at value	$ 1,231,279,621
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($1,224,828,240 ÷ 24,941,174 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$ 49.11
Class B
Net Asset Value, offering and redemption price per share ($6,451,381 ÷ 132,015 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$ 48.87
*	Represents collateral on securities loaned.
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends	$ 6,583,232
Income distributions — DWS Central Cash Management Government Fund	1,772
Securities lending income, net of borrower rebates	18,795
Total income	6,603,799
Expenses:
Management fee	4,320,877
Administration fee	1,143,566
Services to shareholders	1,890
Record keeping fee (Class B)	468
Distribution service fee (Class B)	15,506
Custodian fee	15,738
Professional fees	93,109
Reports to shareholders	41,169
Trustees' fees and expenses	34,945
Other	55,129
Total expenses	5,722,397
Net investment income	881,402
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	149,545,914
Change in net unrealized appreciation (depreciation) on investments	90,238,879
Net gain (loss)	239,784,793
Net increase (decrease) in net assets resulting from operations	$240,666,195

The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 881,402	$ 2,413,174
Net realized gain (loss)	149,545,914	62,781,949
Change in net unrealized appreciation (depreciation)	90,238,879	260,409,153
Net increase (decrease) in net assets resulting from operations	240,666,195	325,604,276
Distributions to shareholders:
Class A	(65,033,932)	(67,556,274)
Class B	(342,026)	(308,190)
Total distributions	(65,375,958)	(67,864,464)
Fund share transactions:
Class A
Proceeds from shares sold	31,455,362	70,444,423
Reinvestment of distributions	65,033,932	67,556,274
Payments for shares redeemed	(172,801,537)	(129,614,047)
Net increase (decrease) in net assets from Class A share transactions	(76,312,243)	8,386,650
Class B
Proceeds from shares sold	920,421	1,384,411
Reinvestment of distributions	342,026	308,190
Payments for shares redeemed	(1,729,958)	(1,250,517)
Net increase (decrease) in net assets from Class B share transactions	(467,511)	442,084
Increase (decrease) in net assets	98,510,483	266,568,546
Net assets at beginning of period	1,132,769,138	866,200,592
Net assets at end of period	$1,231,279,621	$1,132,769,138

Other Information
Class A
Shares outstanding at beginning of period	26,599,512	25,934,145
Shares sold	695,893	2,030,040
Shares issued to shareholders in reinvestment of distributions	1,495,721	2,306,462
Shares redeemed	(3,849,952)	(3,671,135)
Net increase (decrease) in Class A shares	(1,658,338)	665,367
Shares outstanding at end of period	24,941,174	26,599,512
Class B
Shares outstanding at beginning of period	141,745	127,162
Shares sold	20,632	39,019
Shares issued to shareholders in reinvestment of distributions	7,890	10,547
Shares redeemed	(38,252)	(34,983)
Net increase (decrease) in Class B shares	(9,730)	14,583
Shares outstanding at end of period	132,015	141,745
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 11

Financial Highlights
DWS Capital Growth VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$42.36	$33.24	$27.27	$30.86	$26.70
Income (loss) from investment operations:
Net investment income[a]	.03	.09	.17	.14	.20
Net realized and unrealized gain (loss)	9.29	11.69	9.53	(.53)	6.47
Total from investment operations	9.32	11.78	9.70	(.39)	6.67
Less distributions from:
Net investment income	(.10)	(.18)	(.14)	(.23)	(.22)
Net realized gains	(2.47)	(2.48)	(3.59)	(2.97)	(2.29)
Total distributions	(2.57)	(2.66)	(3.73)	(3.20)	(2.51)
Net asset value, end of period	$49.11	$42.36	$33.24	$27.27	$30.86
Total Return (%)	22.78	39.04	37.14	(1.60)	26.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,225	1,127	862	725	776
Ratio of expenses (%)[b]	.48	.49	.50	.50	.50
Ratio of net investment income (%)	.08	.25	.55	.46	.70
Portfolio turnover rate (%)	12	13	11	26	15
[a]	Based on average shares outstanding during the period.
[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

DWS Capital Growth VIP — Class B
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$42.18	$33.10	$27.16	$30.75	$26.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.00) *	.09	.07	.13
Net realized and unrealized gain (loss)	9.24	11.66	9.49	(.54)	6.44
Total from investment operations	9.16	11.66	9.58	(.47)	6.57
Less distributions from:
Net investment income	—	(.10)	(.05)	(.15)	(.14)
Net realized gains	(2.47)	(2.48)	(3.59)	(2.97)	(2.29)
Total distributions	(2.47)	(2.58)	(3.64)	(3.12)	(2.43)
Net asset value, end of period	$48.87	$42.18	$33.10	$27.16	$30.75
Total Return (%)	22.46	38.70	36.79	(1.87)	25.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	4	3	6
Ratio of expenses (%)[b]	.75	.75	.76	.76	.75
Ratio of net investment income (loss) (%)	(.19)	(.01)	.29	.21	.45
Portfolio turnover rate (%)	12	13	11	26	15
[a]	Based on average shares outstanding during the period.
[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 13

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Capital Growth VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
14 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to realized tax character on distributions from
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 15

certain securities and certain securities sold at a loss on investment transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 5,255,744
Undistributed long-term capital gains	$ 145,303,229
Net unrealized appreciation (depreciation) on investments	$ 816,425,256
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $450,288,298. The net unrealized appreciation for all investments based on tax cost was $816,425,256. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $832,123,369 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $15,698,113.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 5,918,349	$ 4,641,322
Distributions from long-term capital gains	$ 59,457,609	$ 63,223,142
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $141,134,738 and $287,835,758, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
16 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.367% of the Fund’s average daily net assets.
For the period from January 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.75%
Class B	1.00%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.74%
Class B	.99%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $1,143,566, of which $100,427 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 1,072	$ 183
Class B	255	41
	$ 1,327	$ 224
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee aggregated $15,506, of which $1,354 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,312, of which $460 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 17

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,415.
D.	Ownership of the Fund
At December 31, 2021, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 62% and 20%, respectively. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 45%, 29% and 14%, respectively.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
18 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Capital Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Capital Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 19

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,093.50	$ 1,092.10
Expenses Paid per $1,000*	$ 2.53	$ 3.90
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,022.79	$ 1,021.48
Expenses Paid per $1,000*	$ 2.45	$ 3.77
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Capital Growth VIP	.48%	.74%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
20 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

Tax Information	(Unaudited)
The Fund paid distributions of $2.33 per share from net long-term capital gains during its year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $159,885,000 as capital gain dividends for its year ended December 31, 2021.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Capital Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being
22 |	Deutsche DWS Variable Series I —DWS Capital Growth VIP

the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 23

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
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Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
Deutsche DWS Variable Series I —DWS Capital Growth VIP	| 27

VS1capgro-2 (R-025820-11 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series I

DWS Core Equity VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.62% and 0.94% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,530	$18,961	$21,642	$44,754
	Average annual total return	25.30%	23.77%	16.70%	16.17%
Russell 1000® Index	Growth of $10,000	$12,645	$20,103	$23,293	$46,224
	Average annual total return	26.45%	26.21%	18.43%	16.54%
DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,494	$18,775	$21,294	$43,458
	Average annual total return	24.94%	23.37%	16.32%	15.83%
Russell 1000® Index	Growth of $10,000	$12,645	$20,103	$23,293	$46,224
	Average annual total return	26.45%	26.21%	18.43%	16.54%
The growth of $10,000 is cumulative.
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 3

Management Summary	December 31, 2021 (Unaudited)
Stocks performed well in 2021 thanks in part to the rollout of COVID-19 vaccines and the gradual re-opening of the economy that followed. Economic growth and corporate earnings came in well above expectations in the first half of the year as a result, propelling the market higher. U.S. Federal Reserve (Fed) policy was also supportive for most of the year, with near-zero interest rates and the continuation of the stimulative quantitative easing program. A series of fiscal stimulus packages enacted by the U.S. government provided additional momentum for both economic growth and investor sentiment. In combination, these developments helped investors look beyond risk factors such as rising inflation, worries about China’s economy, and the emergence of new variants of COVID-19.
The Fund returned 25.30% (Class A shares, unadjusted for contract charges), underperforming the 26.45% return of the Russell 1000® Index. After performing in line its benchmark in the first half of the year, the Fund lagged thereafter. We believe a key reason for this shortfall was that macroeconomic factors — rather the company-specific fundamentals — became the most important driver of market performance as the second half of the year progressed. This phenomenon largely reflected investors’ struggle to assess the shift from an environment of strong growth and an accommodative Fed toward one possibly characterized by slowing growth, higher inflation, and tighter monetary policy. We expect that as investors adjust to the new set of circumstances, fundamentals will eventually move back to the forefront – a potential tailwind for the Fund given the nature of our approach.
The Fund’s stock selection in the consumer discretionary sector was a key detractor from performance in 2021. Peloton Interactive, Inc., which lost ground due to concerns about rising competition, weaker-than-expected earnings, and the broader sell-off in former “pandemic winners,” was the primary reason for the shortfall. We were also hurt by having an overweight position in Amazon.com, Inc. — which lagged after a strong showing during the lockdowns of 2020 — and a zero weighting in Tesla, Inc. Health care was another area of weakness. Although we benefited from holdings in insurance stocks, which outpaced their sector peers by a wide margin, the contribution was outweighed by overweights in Pfizer, Inc.* and Amgen, Inc. Communication services was another challenging area in 2021, with Roku, Inc. and T-Mobile US, Inc. representing the largest detractors.
On the positive side, our positioning in information technology made a sizable contribution. Most notably, we benefited from holding large overweights in the two industry heavyweights: Apple, Inc. and Microsoft Corp. Both outperformed the broader market by a wide margin as investors gravitated toward mega-cap stocks seen as having the most reliable growth characteristics. Advanced Micro Devices, Inc. and Oracle Corp. were notable contributors in technology, as well. Real estate, though a small portion of the portfolio, was nonetheless another source of positive performance. Prologis, Inc., as a data-center real estate investment trust, was positioned to benefit from the growing demand for data usage, storage, and connectivity brought about by the shift toward more people working off-site. Similarly, Iron Mountain, Inc. benefited from its move to a business model focused on data storage. Outside of these sectors, Marathon Petroleum Corp.* — a refining stock that was well situated to take advantage of rising gasoline prices — was the leading contributor.
We continue to maintain discipline through all market conditions. We seek to optimize the portfolio by emphasizing stocks with the most favorable combination of individual factors, rather than relying on a single factor — such as value or growth — to drive performance. In our view, this approach has enabled us to build a portfolio designed to navigate uncertain conditions and rapid shifts in market leadership. We believe the merits of this strategy may become increasingly evident as investors struggle to assess a shifting investment backdrop in the year ahead.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Di Kumble, CFA, Senior Portfolio Manager Equity
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Managers
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
4 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Terms to Know
Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.
*	Not held at December 31, 2021
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Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Information Technology	29%	27%
Health Care	13%	14%
Consumer Discretionary	13%	13%
Financials	11%	10%
Industrials	9%	9%
Communication Services	9%	11%
Consumer Staples	5%	6%
Real Estate	4%	3%
Energy	3%	2%
Utilities	2%	3%
Materials	2%	2%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
6 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 99.2%
Communication Services 8.6%
Entertainment 2.6%
Activision Blizzard, Inc.	7,822	520,398
Electronic Arts, Inc.	3,228	425,773
Netflix, Inc.*	1,510	909,685
Roku, Inc.*	4,974	1,135,067
Walt Disney Co.*	1,598	247,514
		3,238,437
Interactive Media & Services 4.9%
Alphabet, Inc. "A"*	821	2,378,470
Alphabet, Inc. "C"*	1,299	3,758,773
		6,137,243
Wireless Telecommunication Services 1.1%
T-Mobile U.S., Inc.*	11,996	1,391,296
Consumer Discretionary 13.1%
Auto Components 1.1%
BorgWarner, Inc.	9,023	406,667
Lear Corp.	5,498	1,005,859
		1,412,526
Automobiles 0.5%
Ford Motor Co.	29,897	620,961
Distributors 0.3%
Pool Corp.	602	340,732
Diversified Consumer Services 1.0%
Terminix Global Holdings, Inc.*	26,269	1,188,147
Hotels, Restaurants & Leisure 2.8%
Churchill Downs, Inc.	2,134	514,081
Darden Restaurants, Inc.	3,225	485,814
Hilton Worldwide Holdings, Inc.*	3,810	594,322
Vail Resorts, Inc.	1,325	434,467
Wyndham Hotels & Resorts, Inc.	15,894	1,424,897
		3,453,581
Household Durables 0.7%
Mohawk Industries, Inc.*	2,990	544,718
Newell Brands, Inc.	16,839	367,764
		912,482
Internet & Direct Marketing Retail 4.3%
Amazon.com, Inc.*	1,616	5,388,293
Leisure Products 0.6%
Peloton Interactive, Inc. "A"* (a)	20,960	749,530
	Shares	Value ($)
Specialty Retail 0.6%
Five Below, Inc.*	2,023	418,539
RH*	680	364,439
		782,978
Textiles, Apparel & Luxury Goods 1.2%
NIKE, Inc. "B"	8,974	1,495,696
Consumer Staples 5.3%
Beverages 2.9%
Coca-Cola Co.	24,629	1,458,283
PepsiCo, Inc.	12,255	2,128,816
		3,587,099
Food & Staples Retailing 1.5%
Beyond Meat, Inc.* (a)	2,943	191,766
Costco Wholesale Corp.	1,819	1,032,646
Kroger Co.	13,302	602,049
		1,826,461
Personal Products 0.3%
Estee Lauder Companies, Inc. "A"	1,092	404,259
Tobacco 0.6%
Altria Group, Inc.	15,524	735,682
Energy 2.5%
Oil, Gas & Consumable Fuels
Cheniere Energy, Inc.	4,254	431,441
Devon Energy Corp.	23,984	1,056,495
Hess Corp.	9,153	677,596
Occidental Petroleum Corp.	20,692	599,861
Valero Energy Corp.	4,552	341,901
		3,107,294
Financials 10.4%
Banks 3.9%
Bank of America Corp.	21,201	943,232
JPMorgan Chase & Co.	18,573	2,941,035
Wells Fargo & Co.	20,800	997,984
		4,882,251
Capital Markets 4.8%
Ameriprise Financial, Inc.	3,639	1,097,740
Apollo Global Management, Inc. (a)	8,174	592,043
Carlyle Group, Inc.	18,030	989,847
Intercontinental Exchange, Inc.	3,921	536,275
MSCI, Inc.	2,809	1,721,046
T. Rowe Price Group, Inc.	3,175	624,332
Tradeweb Markets, Inc. "A"	4,191	419,687
		5,980,970
Insurance 1.7%
Everest Re Group Ltd.	1,692	463,473

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 7

	Shares	Value ($)
Hartford Financial Services Group, Inc.	6,686	461,601
MetLife, Inc.	18,281	1,142,380
		2,067,454
Health Care 13.3%
Biotechnology 2.7%
AbbVie, Inc.	8,604	1,164,982
Amgen, Inc.	5,868	1,320,124
Biogen, Inc.*	3,363	806,851
		3,291,957
Health Care Equipment & Supplies 0.2%
Danaher Corp.	924	304,005
Health Care Providers & Services 7.4%
Anthem, Inc.	6,133	2,842,891
Centene Corp.*	19,199	1,581,997
Cigna Corp.	1,354	310,919
DaVita, Inc.*	6,580	748,541
HCA Healthcare, Inc.	3,540	909,497
McKesson Corp.	5,928	1,473,523
Molina Healthcare, Inc.*	4,092	1,301,583
		9,168,951
Pharmaceuticals 3.0%
AstraZeneca PLC (ADR)	7,096	413,342
Bristol-Myers Squibb Co.	14,398	897,715
Johnson & Johnson	8,512	1,456,148
Viatris, Inc.	31,378	424,544
Zoetis, Inc.	2,278	555,901
		3,747,650
Industrials 8.9%
Aerospace & Defense 2.1%
Howmet Aerospace, Inc.	20,987	668,016
Raytheon Technologies Corp.	4,421	380,472
Textron, Inc.	20,746	1,601,591
		2,650,079
Building Products 0.8%
Owens Corning	11,340	1,026,270
Commercial Services & Supplies 2.3%
Cintas Corp.	955	423,227
Republic Services, Inc.	2,703	376,933
Waste Management, Inc.	12,674	2,115,291
		2,915,451
Electrical Equipment 0.4%
Emerson Electric Co.	4,917	457,133
Industrial Conglomerates 0.3%
3M Co.	2,385	423,648
Machinery 1.9%
AGCO Corp.	5,368	622,795
Cummins, Inc.	2,014	439,334
Ingersoll Rand, Inc.*	8,248	510,304
	Shares	Value ($)
Oshkosh Corp.	2,656	299,358
Parker-Hannifin Corp.	1,443	459,047
		2,330,838
Professional Services 0.5%
TransUnion	2,526	299,533
Verisk Analytics, Inc.	1,354	309,701
		609,234
Road & Rail 0.6%
Norfolk Southern Corp.	2,347	698,725
Information Technology 28.9%
Communications Equipment 1.0%
Cisco Systems, Inc.	19,485	1,234,764
IT Services 2.6%
Accenture PLC "A"	1,664	689,811
DXC Technology Co.*	15,590	501,842
Visa, Inc. "A" (a)	9,543	2,068,064
		3,259,717
Semiconductors & Semiconductor Equipment 5.6%
Advanced Micro Devices, Inc.*	9,003	1,295,532
Intel Corp.	27,893	1,436,489
NVIDIA Corp.	6,582	1,935,832
QUALCOMM, Inc.	12,349	2,258,262
		6,926,115
Software 11.4%
Dynatrace, Inc.*	8,953	540,314
Intuit, Inc.	725	466,335
Microsoft Corp.	27,493	9,246,446
Oracle Corp.	27,597	2,406,734
salesforce.com, Inc.*	3,438	873,699
Synopsys, Inc.*	1,813	668,090
		14,201,618
Technology Hardware, Storage & Peripherals 8.3%
Apple, Inc.	58,298	10,351,976
Materials 2.3%
Chemicals 1.3%
DuPont de Nemours, Inc.	5,824	470,463
Linde PLC*	1,635	566,413
The Mosaic Co.	13,946	547,938
		1,584,814
Metals & Mining 1.0%
Arconic Corp.*	17,289	570,710
Newmont Corp.	6,745	418,325
United States Steel Corp.	10,729	255,457
		1,244,492
Real Estate 3.6%
Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	5,215	1,317,257
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

	Shares	Value ($)
Iron Mountain, Inc.	29,868	1,562,992
Prologis, Inc.	9,709	1,634,607
		4,514,856
Utilities 2.3%
Electric Utilities 0.7%
NextEra Energy, Inc.	9,752	910,447
Multi-Utilities 0.6%
Public Service Enterprise Group, Inc.	10,514	701,599
Water Utilities 1.0%
American Water Works Co., Inc.	6,628	1,251,764
Total Common Stocks (Cost $67,650,972)		123,509,475
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $3,050,235)	3,050,235	3,050,235
	Shares	Value ($)
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.05% (b) (Cost $1,168,134)	1,168,134	1,168,134
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $71,869,341)	102.6	127,727,844
Other Assets and Liabilities, Net	(2.6)	(3,268,126)
Net Assets	100.0	124,459,718
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
3,846,941	—	796,706 (d)	—	—	5,349	—	3,050,235	3,050,235
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.05% (b)
740,536	13,844,138	13,416,540	—	—	198	—	1,168,134	1,168,134
4,587,477	13,844,138	14,213,246	—	—	5,547	—	4,218,369	4,218,369
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $2,960,674, which is 2.4% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.

ADR: American Depositary Receipt
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 9

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 123,509,475	$ —	$ —	$ 123,509,475
Short-Term Investments (a)	4,218,369	—	—	4,218,369
Total	$ 127,727,844	$ —	$ —	$ 127,727,844
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $67,650,972) — including $2,960,674 of securities loaned	$ 123,509,475
Investment in DWS Government & Agency Securities Portfolio (cost $3,050,235)*	3,050,235
Investment in DWS Central Cash Management Government Fund (cost $1,168,134)	1,168,134
Cash	14,504
Receivable for Fund shares sold	628
Dividends receivable	64,389
Interest receivable	898
Other assets	2,037
Total assets	127,810,300
Liabilities
Payable upon return of securities loaned	3,050,235
Payable for Fund shares redeemed	165,150
Accrued management fee	40,594
Accrued Trustees' fees	1,460
Other accrued expenses and payables	93,143
Total liabilities	3,350,582
Net assets, at value	$ 124,459,718
Net Assets Consist of
Distributable earnings (loss)	71,549,863
Paid-in capital	52,909,855
Net assets, at value	$ 124,459,718
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($120,821,967 ÷ 8,323,929 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.52
Class B
Net Asset Value, offering and redemption price per share ($3,637,751 ÷ 251,030 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.49
*	Represents collateral on securities loaned.
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends	$ 1,471,312
Income distributions — DWS Central Cash Management Government Fund	198
Securities lending income, net of borrower rebates	5,349
Total income	1,476,859
Expenses:
Management fee	460,464
Administration fee	114,526
Services to shareholders	1,294
Record keeping fee (Class B)	2,219
Distribution service fee (Class B)	8,651
Custodian fee	5,432
Audit fee	53,933
Legal fees	16,334
Tax fees	8,316
Reports to shareholders	25,578
Trustees' fees and expenses	5,868
Other	5,813
Total expenses	708,428
Net investment income	768,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	15,286,776
Payments by affiliates (see Note F)	2,512
15,289,288
Change in net unrealized appreciation (depreciation) on investments	10,515,608
Net gain (loss)	25,804,896
Net increase (decrease) in net assets resulting from operations	$26,573,327

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 11

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 768,431	$ 997,393
Net realized gain (loss)	15,289,288	5,117,424
Change in net unrealized appreciation (depreciation)	10,515,608	8,536,882
Net increase (decrease) in net assets resulting from operations	26,573,327	14,651,699
Distributions to shareholders:
Class A	(6,046,519)	(5,813,005)
Class B	(170,977)	(175,513)
Total distributions	(6,217,496)	(5,988,518)
Fund share transactions:
Class A
Proceeds from shares sold	5,044,139	2,502,706
Reinvestment of distributions	6,046,519	5,813,005
Payments for shares redeemed	(17,124,502)	(16,323,485)
Net increase (decrease) in net assets from Class A share transactions	(6,033,844)	(8,007,774)
Class B
Proceeds from shares sold	141,029	141,998
Reinvestment of distributions	170,977	175,513
Payments for shares redeemed	(790,942)	(428,535)
Net increase (decrease) in net assets from Class B share transactions	(478,936)	(111,024)
Increase (decrease) in net assets	13,843,051	544,383
Net assets at beginning of period	110,616,667	110,072,284
Net assets at end of period	$124,459,718	$110,616,667

Other Information
Class A
Shares outstanding at beginning of period	8,760,193	9,438,162
Shares sold	376,354	240,122
Shares issued to shareholders in reinvestment of distributions	469,450	652,414
Shares redeemed	(1,282,068)	(1,570,505)
Net increase (decrease) in Class A shares	(436,264)	(677,969)
Shares outstanding at end of period	8,323,929	8,760,193
Class B
Shares outstanding at beginning of period	288,118	295,485
Shares sold	10,402	12,670
Shares issued to shareholders in reinvestment of distributions	13,265	19,676
Shares redeemed	(60,755)	(39,713)
Net increase (decrease) in Class B shares	(37,088)	(7,367)
Shares outstanding at end of period	251,030	288,118
The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Financial Highlights
DWS Core Equity VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$12.23	$11.31	$9.83	$14.64	$13.16
Income (loss) from investment operations:
Net investment income[a]	.09	.11	.14	.14	.17
Net realized and unrealized gain (loss)	2.91	1.47	2.70	(.71)	2.44
Total from investment operations	3.00	1.58	2.84	(.57)	2.61
Less distributions from:
Net investment income	(.10)	(.15)	(.12)	(.27)	(.17)
Net realized gains	(.61)	(.51)	(1.24)	(3.97)	(.96)
Total distributions	(.71)	(.66)	(1.36)	(4.24)	(1.13)
Net asset value, end of period	$14.52	$12.23	$11.31	$9.83	$14.64
Total Return (%)	25.30	16.13	30.30	(5.69)	21.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	107	107	92	105
Ratio of expenses (%)[b]	.59	.62	.62	.61	.57
Ratio of net investment income (%)	.66	1.01	1.32	1.14	1.22
Portfolio turnover rate (%)	34	45	40	43	39
[a]	Based on average shares outstanding during the period.
[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 13

DWS Core Equity VIP — Class B
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$12.21	$11.29	$9.81	$14.62	$13.14
Income (loss) from investment operations:
Net investment income[a]	.05	.07	.11	.10	.13
Net realized and unrealized gain (loss)	2.90	1.48	2.70	(.72)	2.44
Total from investment operations	2.95	1.55	2.81	(.62)	2.57
Less distributions from:
Net investment income	(.06)	(.12)	(.09)	(.22)	(.13)
Net realized gains	(.61)	(.51)	(1.24)	(3.97)	(.96)
Total distributions	(.67)	(.63)	(1.33)	(4.19)	(1.09)
Net asset value, end of period	$14.49	$12.21	$11.29	$9.81	$14.62
Total Return (%)	24.94	15.67	29.92	(6.02)	20.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	3	3	3
Ratio of expenses (%)[b]	.91	.94	.94	.93	.86
Ratio of net investment income (%)	.34	.69	1.00	.82	.94
Portfolio turnover rate (%)	34	45	40	43	39
[a]	Based on average shares outstanding during the period.
[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
The accompanying notes are an integral part of the financial statements.
14 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Core Equity VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 15

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result,
16 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 1,802,142
Undistributed long-term capital gains	$ 14,184,889
Net unrealized appreciation (depreciation) on investments	$ 55,544,264
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $72,183,580. The net unrealized appreciation for all investments based on tax cost was $55,544,264. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $57,617,557 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,073,293.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 904,846	$ 1,359,627
Distributions from long-term capital gains	$ 5,312,650	$ 4,628,891
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $39,126,611 and $51,047,924, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 17

Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.
For the period from January 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.72%
Class B	1.04%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.66%
Class B	.98%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $114,526, of which $10,096 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 763	$ 128
Class B	158	27
	$ 921	$ 155
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee aggregated $8,651, of which $759 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $932, of which $80 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the
18 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $403.
D.	Ownership of the Fund
At December 31, 2021, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 50% and 16%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 49% and 36%, respectively.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
F.	Payments by Affiliates
During the year ended December 31, 2021, the Advisor agreed to reimburse the Fund $2,512 for commission costs incurred in connection with purchases and sales of portfolio assets. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Core Equity VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Core Equity VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
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Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,089.30	$ 1,087.00
Expenses Paid per $1,000*	$ 3.05	$ 4.73
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,022.28	$ 1,020.67
Expenses Paid per $1,000*	$ 2.96	$ 4.58
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Core Equity VIP	.58%	.90%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 21

Tax Information	(Unaudited)
The Fund paid distributions of $0.61 per share from net long-term capital gains during its year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $15,647,970 as capital gain dividends for its year ended December 31, 2021.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
22 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Core Equity VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 23

one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
24 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
26 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Deutsche DWS Variable Series I —DWS Core Equity VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
28 |	Deutsche DWS Variable Series I —DWS Core Equity VIP

Notes

Notes

Notes

VS1coreq-2 (R-025822-13 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series I

DWS CROCI® International VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Investing in foreign securities, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
On January 31, 2020, the United Kingdom officially withdrew from the European Union (EU) pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement, provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.99% and 1.27% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

MSCI EAFE (Europe, Australasia and the Far East) Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,924	$13,650	$14,251	$17,367
	Average annual total return	9.24%	10.93%	7.34%	5.67%
MSCI EAFE Value Index	Growth of $10,000	$11,089	$12,535	$12,973	$17,591
	Average annual total return	10.89%	7.82%	5.34%	5.81%
DWS CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,894	$13,537	$14,081	$16,929
	Average annual total return	8.94%	10.62%	7.09%	5.41%
MSCI EAFE Value Index	Growth of $10,000	$11,089	$12,535	$12,973	$17,591
	Average annual total return	10.89%	7.82%	5.34%	5.81%
The growth of $10,000 is cumulative.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 3

Management Summary	December 31, 2021 (Unaudited)
The Fund returned 9.24% (Class A Shares, unadjusted for contract charges) in 2021 and underperformed the 10.89% return of its benchmark, the MSCI EAFE Value Index.
International equities performed very well in the annual period, as the gradual lifting of virus-related restrictions contributed to a surge in economic growth and corporate earnings. Monetary policy was also supportive for the majority of the year, with most central banks holding interest rates near zero and maintaining stimulative quantitative easing programs. Although concerns about new variants of the coronavirus, rising inflation, and the possibility of higher interest rates caused some volatility near year-end, the index nonetheless delivered a double-digit return. Value stocks performed largely in line with the overall market in 2021, as gauged by the 11.26% return for the MSCI EAFE Index.
The Fund underperformed somewhat in 2021, but it’s important to keep in mind that our investment strategy leads to a portfolio that is quite different in comparison to the broad-based indexes. The types of lower-beta stocks in which we invest have been out of fashion since the lows of early 2020, as investors have scrambled to keep up with the market’s impressive recovery. We may have begun to see the beginnings of a potential shift in this trend in December, when the possibility of tighter central bank policy depressed investor risk appetites and led to a sudden reversal of fortune for lower-beta dividend payers. With this as background, we believe the Fund offers a compelling option for investors who want a way to balance their portfolios through exposure to undervalued, more defensive companies.
While stock selection had a positive effect on Fund performance in the annual period, the benefit was outweighed by the negative impact from sector allocations. The majority of the shortfall stemmed from a sizable overweight position in health care. The sector, while posting a positive return, was the worst performer of the eleven sectors in the index due in part to the larger rotation away from defensive areas of the market. A zero weighting in energy, which rallied on the strength of rising oil prices, also detracted. On the positive side, an overweight in information technology and underweights in real estate and utilities contributed.
With respect to stock selection, we delivered the best results in the industrials sector. The maritime shipping company AP Moller - Maersk AS, which benefited from a substantial gain in the rates it can charge its customers, was the top contributor. Health care was our second-strongest sector thanks to positions in two European stocks. The German life sciences company Merck KGaA* gained ground on the strength of its attractive growth profile, while the Danish multinational pharmaceutical company Novo Nordisk AS* rallied after management raised its earnings guidance. The consumer discretionary and financial sectors were also areas of strength for the Fund in 2021. Tokyo Electron Ltd., which benefited from the general uptrends across the semiconductor industry, was the leading individual contributor for the year.
On the other hand, stock selection in materials was a meaningful detractor. Shares of the mining stock BHP Group Ltd. declined sharply in the latter half of the year due in part to concerns about the demand outlook in China. A position in the Swiss building materials company Holcim Ltd., which suffered from both rising input costs and worries about a possible slowdown in the European housing market, was another key detractor in materials. Nintendo, Ltd.,* which was pressured by weaker sales due to lack of major new game titles, was the Fund’s largest overall detractor for the year.
International equities lagged the United States for the fourth consecutive year in 2021. One of the most important reasons for the persistent disparity has been the ongoing outperformance for mega-cap U.S. technology stocks. Although this trend has proven enduring, we also think that it creates the potential for the international markets to demonstrate improved relative performance if this narrow group of leaders begins to lose steam.
Di Kumble, CFA, Senior Portfolio Manager Equity
John Moody, Portfolio Manager Equity
Portfolio Managers
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
4 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Terms to Know
MSCI EAFE Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
MSCI EAFE Index is an unmanaged equity index which captures large and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Beta measures a security’s sensitivity to the movements of the fund’s benchmark or the market as a whole.
Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.
Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
*	Not held at December 31, 2021.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 5

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	99%	97%
Cash Equivalents	1%	0%
Preferred Stocks	—	3%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Health Care	19%	20%
Financials	19%	15%
Industrials	15%	8%
Materials	13%	12%
Consumer Discretionary	9%	16%
Consumer Staples	9%	11%
Information Technology	9%	10%
Communication Services	5%	5%
Utilities	2%	3%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Japan	27%	27%
United Kingdom	14%	14%
Switzerland	13%	10%
France	10%	13%
Australia	10%	8%
Germany	7%	10%
Netherlands	5%	3%
Denmark	4%	3%
Belgium	3%	2%
Spain	2%	—
Finland	2%	1%
Singapore	—	3%
Italy	—	3%
Sweden	—	2%
Other	3%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
6 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 98.9%
Australia 9.7%
Australia & New Zealand Banking Group Ltd.	84,558	1,692,456
BHP Group Ltd. (a)	106,025	3,205,303
BlueScope Steel Ltd.	18,267	278,217
Commonwealth Bank of Australia	4,883	358,692
National Australia Bank Ltd.	63,855	1,339,399
Sonic Healthcare Ltd.	37,000	1,256,895
(Cost $6,578,489)		8,130,962
Belgium 3.1%
Solvay SA	4,135	480,232
UCB SA	18,773	2,148,675
(Cost $2,722,346)		2,628,907
Denmark 4.4%
AP Moller - Maersk AS "B"	896	3,214,461
Pandora A/S	3,404	423,861
(Cost $2,011,880)		3,638,322
Finland 1.8%
Nokia Oyj* (Cost $943,520)	235,625	1,485,329
France 10.3%
BNP Paribas SA	54,732	3,785,632
Credit Agricole SA	124,264	1,775,345
Engie SA	82,054	1,215,170
Kering SA	488	392,680
Television Francaise 1	142,971	1,421,702
(Cost $6,614,770)		8,590,529
Germany 7.2%
Bayer AG (Registered)	21,659	1,159,268
Beiersdorf AG	15,671	1,611,849
Deutsche Boerse AG	1,603	268,033
Deutsche Post AG (Registered)	30,613	1,964,083
Fresenius SE & Co. KGaA	15,080	606,563
HeidelbergCement AG	5,781	392,003
(Cost $5,996,822)		6,001,799
Hong Kong 0.9%
Hong Kong & China Gas Co., Ltd. (Cost $717,433)	468,000	729,427
Ireland 0.8%
CRH PLC (Cost $426,464)	12,532	665,017
Japan 27.1%
Astellas Pharma, Inc.	56,600	920,788
Dentsu Group, Inc.	14,500	516,919
ITOCHU Corp.	25,500	780,405
KDDI Corp.	20,700	604,214
Mitsubishi UFJ Financial Group, Inc.	113,200	613,958
Murata Manufacturing Co., Ltd.	10,100	802,595
NEC Corp.	4,900	226,302
	Shares	Value ($)
Nitto Denko Corp.	8,700	671,338
Otsuka Holdings Co., Ltd.	31,000	1,122,732
Sekisui House Ltd.	99,000	2,124,178
Seven & i Holdings Co., Ltd.	10,500	461,468
Shin-Etsu Chemical Co., Ltd.	6,509	1,126,186
Sony Group Corp.	8,000	1,007,309
Sumitomo Chemical Co., Ltd.	56,600	266,857
Sumitomo Mitsui Financial Group, Inc.	113,356	3,879,297
Takeda Pharmaceutical Co., Ltd.	31,200	851,363
Tokyo Electron Ltd.	5,600	3,213,215
Toyota Industries Corp.	42,332	3,383,610
(Cost $20,176,666)		22,572,734
Luxembourg 0.6%
ArcelorMittal SA (Cost $533,332)	15,862	507,575
Netherlands 5.0%
Koninklijke Ahold Delhaize NV	73,374	2,514,810
Koninklijke KPN NV	366,394	1,138,879
PostNL NV	113,371	495,483
(Cost $3,245,120)		4,149,172
Spain 2.0%
Banco Bilbao Vizcaya Argentaria SA	88,018	522,631
Banco Santander SA	348,429	1,161,524
(Cost $1,547,630)		1,684,155
Switzerland 12.4%
Holcim Ltd.	33,724	1,723,586
Logitech International SA (Registered)	14,782	1,231,134
Novartis AG (Registered)	35,650	3,131,176
Roche Holding AG (Genusschein)	10,298	4,279,926
(Cost $10,069,810)		10,365,822
United Kingdom 13.6%
AstraZeneca PLC	2,310	270,533
BAE Systems PLC	93,963	698,459
Barratt Developments PLC	65,050	657,604
British American Tobacco PLC	44,438	1,649,007
Bunzl PLC	23,229	907,560
Ferguson PLC	3,598	637,215
Imperial Brands PLC	58,326	1,274,986
ITV PLC*	248,992	365,545
Kingfisher PLC	155,410	712,040
Persimmon PLC	53,615	2,071,526
Rio Tinto PLC	21,000	1,392,951

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 7

	Shares	Value ($)
Royal Mail PLC	47,523	325,939
Taylor Wimpey PLC	160,115	379,522
(Cost $9,268,582)		11,342,887
Total Common Stocks (Cost $70,852,864)		82,492,637
Securities Lending Collateral 4.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $3,317,912)	3,317,912	3,317,912
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.05% (b) (Cost $615,058)	615,058	615,058

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $74,785,834)	103.7	86,425,607
Other Assets and Liabilities, Net	(3.7)	(3,043,793)
Net Assets	100.0	83,381,814
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 4.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
—	3,317,912 (d)	—	—	—	18,296	—	3,317,912	3,317,912
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.05% (b)
249,295	7,576,820	7,211,057	—	—	191	—	615,058	615,058
249,295	10,894,732	7,211,057	—	—	18,487	—	3,932,970	3,932,970
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $3,173,230, which is 3.8% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.
The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 8,130,962	$ —	$ 8,130,962
Belgium	—	2,628,907	—	2,628,907
Denmark	—	3,638,322	—	3,638,322
Finland	—	1,485,329	—	1,485,329
France	—	8,590,529	—	8,590,529
Germany	—	6,001,799	—	6,001,799
Hong Kong	—	729,427	—	729,427
Ireland	—	665,017	—	665,017
Japan	—	22,572,734	—	22,572,734
Luxembourg	—	507,575	—	507,575
Netherlands	—	4,149,172	—	4,149,172
Spain	—	1,684,155	—	1,684,155
Switzerland	—	10,365,822	—	10,365,822
United Kingdom	—	11,342,887	—	11,342,887
Short-Term Investments (a)	3,932,970	—	—	3,932,970
Total	$3,932,970	$82,492,637	$ —	$86,425,607
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 9

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $70,852,864) — including $3,173,230 of securities loaned	$ 82,492,637
Investment in DWS Government & Agency Securities Portfolio (cost $3,317,912)*	3,317,912
Investment in DWS Central Cash Management Government Fund (cost $615,058)	615,058
Cash	217
Foreign currency, at value (cost $64,578)	65,212
Receivable for Fund shares sold	18,836
Dividends receivable	111,514
Interest receivable	1,249
Foreign taxes recoverable	266,205
Other assets	1,677
Total assets	86,890,517
Liabilities
Payable upon return of securities loaned	3,317,912
Payable for Fund shares redeemed	35,328
Accrued management fee	46,882
Accrued Trustees' fees	1,565
Other accrued expenses and payables	107,016
Total liabilities	3,508,703
Net assets, at value	$ 83,381,814
Net Assets Consist of
Distributable earnings (loss)	(17,337,760)
Paid-in capital	100,719,574
Net assets, at value	$ 83,381,814
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($82,998,978 ÷ 10,751,199 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.72
Class B
Net Asset Value, offering and redemption price per share ($382,836 ÷ 49,491 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.74
*	Represents collateral on securities loaned.
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $220,284)	$ 3,000,400
Income distributions — DWS Central Cash Management Government Fund	191
Securities lending income, net of borrower rebates	18,296
Total income	3,018,887
Expenses:
Management fee	540,178
Administration fee	80,611
Services to shareholders	228
Distribution service fee (Class B)	942
Custodian fee	14,866
Audit fee	59,924
Legal fees	14,875
Tax fees	7,206
Reports to shareholders	41,754
Trustees' fees and expenses	4,413
Other	9,033
Total expenses before expense reductions	774,030
Expense reductions	(48,531)
Total expenses after expense reductions	725,499
Net investment income	2,293,388
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,071,662
Foreign currency	(17,173)
6,054,489
Change in net unrealized appreciation (depreciation) on:
Investments	(1,162,011)
Foreign currency	(17,833)
(1,179,844)
Net gain (loss)	4,874,645
Net increase (decrease) in net assets resulting from operations	$ 7,168,033

The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 2,293,388	$ 1,344,811
Net realized gain (loss)	6,054,489	(5,460,872)
Change in net unrealized appreciation (depreciation)	(1,179,844)	5,820,367
Net increase (decrease) in net assets resulting from operations	7,168,033	1,704,306
Distributions to shareholders:
Class A	(2,001,186)	(2,471,928)
Class B	(8,123)	(9,620)
Total distributions	(2,009,309)	(2,481,548)
Fund share transactions:
Class A
Proceeds from shares sold	5,592,996	3,807,686
Reinvestment of distributions	2,001,186	2,471,928
Payments for shares redeemed	(8,759,770)	(7,817,535)
Net increase (decrease) in net assets from Class A share transactions	(1,165,588)	(1,537,921)
Class B
Proceeds from shares sold	20,913	32,846
Reinvestment of distributions	8,123	9,620
Payments for shares redeemed	(27,757)	(17,279)
Net increase (decrease) in net assets from Class B share transactions	1,279	25,187
Increase (decrease) in net assets	3,994,415	(2,289,976)
Net assets at beginning of period	79,387,399	81,677,375
Net assets at end of period	$83,381,814	$79,387,399

Other Information
Class A
Shares outstanding at beginning of period	10,909,190	11,073,845
Shares sold	734,747	608,760
Shares issued to shareholders in reinvestment of distributions	263,661	453,565
Shares redeemed	(1,156,399)	(1,226,980)
Net increase (decrease) in Class A shares	(157,991)	(164,655)
Shares outstanding at end of period	10,751,199	10,909,190
Class B
Shares outstanding at beginning of period	49,324	45,067
Shares sold	2,757	5,148
Shares issued to shareholders in reinvestment of distributions	1,066	1,759
Shares redeemed	(3,656)	(2,650)
Net increase (decrease) in Class B shares	167	4,257
Shares outstanding at end of period	49,491	49,324
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 11

Financial Highlights
DWS CROCI® International VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$7.24	$7.35	$6.22	$7.34	$6.47
Income (loss) from investment operations:
Net investment income[a]	.21	.12	.22	.20	.16
Net realized and unrealized gain (loss)	.46	.00 *	1.11	(1.25)	1.21
Total from investment operations	.67	.12	1.33	(1.05)	1.37
Less distributions from:
Net investment income	(.19)	(.23)	(.20)	(.07)	(.50)
Net asset value, end of period	$7.72	$7.24	$7.35	$6.22	$7.34
Total Return (%)[b]	9.24	2.61	21.77	(14.39)	21.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	79	81	72	92
Ratio of expenses before expense reductions (%)[c]	.93	.99	1.11	1.13	1.10
Ratio of expenses after expense reductions (%)[c]	.87	.87	.87	.87	.84
Ratio of net investment income (%)	2.76	1.88	3.22	2.78	2.24
Portfolio turnover rate (%)	66	67	101	59	73
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

DWS CROCI® International VIP — Class B
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$7.26	$7.36	$6.24	$7.36	$6.48
Income (loss) from investment operations:
Net investment income[a]	.19	.10	.20	.18	.13
Net realized and unrealized gain (loss)	.46	.01	1.11	(1.24)	1.23
Total from investment operations	.65	.11	1.31	(1.06)	1.36
Less distributions from:
Net investment income	(.17)	(.21)	(.19)	(.06)	(.48)
Net asset value, end of period	$7.74	$7.26	$7.36	$6.24	$7.36
Total Return (%)[b]	8.94	2.49	21.24	(14.57)	21.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.38	.36	.33	.28	.33
Ratio of expenses before expense reductions (%)[c]	1.21	1.27	1.39	1.41	1.38
Ratio of expenses after expense reductions (%)[c]	1.13	1.12	1.12	1.12	1.09
Ratio of net investment income (%)	2.50	1.62	2.96	2.54	1.86
Portfolio turnover rate (%)	66	67	101	59	73
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 13

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS CROCI® International VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which
14 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 15

At December 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $30,408,000, including short-term losses ($10,049,000) and long-term losses ($20,359,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provisions for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 2,253,771
Capital loss carryforwards	$ (30,408,000)
Net unrealized appreciation (depreciation) on investments	$ 10,814,496
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $75,611,111. The net unrealized appreciation for all investments based on tax cost was $10,814,496. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $13,088,878 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,274,382.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 2,009,309	$ 2,481,548
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
16 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $53,859,294 and $55,180,061, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.650%
Over $500 million of average daily net assets	.600%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.87%
Class B	1.12%
For the period from May 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.88%
Class B	1.13%
Effective October 1, 2021 through September 30, 2022 (through April 30, 2022 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.86%
Class B	1.13%
For the year ended December 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 48,232
Class B	299
$ 48,531
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $80,611, of which $6,678 is unpaid.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 17

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 802	$ 136
Class B	103	17
	$ 905	$ 153
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trusts’ Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee aggregated $942, of which $79 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,432, of which $580 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Ownership of the Fund
At December 31, 2021, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 28%, 17%, 12% and 12%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 87% and 10%, respectively.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and
18 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS CROCI® International VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI® International VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
20 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,001.30	$ 1,001.30
Expenses Paid per $1,000*	$ 4.39	$ 5.70
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,020.82	$ 1,019.51
Expenses Paid per $1,000*	$ 4.43	$ 5.75
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS CROCI® International VIP	.87%	1.13%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 21

Tax Information	(Unaudited)
The Fund paid foreign taxes of $181,797 and earned $2,291,219 of foreign source income during the year ended December 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.21 per share as income earned from foreign sources for the year ended December 31, 2021.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
22 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® International VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 23

being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.14% and 0.04%, respectively. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
24 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
26 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Deutsche DWS Variable Series I —DWS CROCI® International VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
28 |	Deutsche DWS Variable Series I —DWS CROCI® International VIP

Notes

Notes

Notes

VS1cint-2 (R-025823-11 2/22)

December 31, 2021
Annual Report
Deutsche DWS Variable Series I

DWS Global Small Cap VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Performance Summary	December 31, 2021 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021, are 1.10% and 1.39% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,494	$16,361	$15,610	$24,117
	Average annual total return	14.94%	17.83%	9.32%	9.20%
S&P Developed SmallCap Index	Growth of $10,000	$11,518	$16,882	$17,943	$32,242
	Average annual total return	15.18%	19.07%	12.40%	12.42%
DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,465	$16,233	$15,388	$23,479
	Average annual total return	14.65%	17.53%	9.00%	8.91%
S&P Developed SmallCap Index	Growth of $10,000	$11,518	$16,882	$17,943	$32,242
	Average annual total return	15.18%	19.07%	12.40%	12.42%
The growth of $10,000 is cumulative.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 3

Management Summary	December 31, 2021 (Unaudited)
DWS Global Small Cap VIP returned 14.94% in 2021 (Class A shares, unadjusted for contract charges) and slightly underperformed the 15.18% return of its benchmark, the S&P Developed SmallCap Index. Equities performed well in 2021 behind the combination of rising vaccination rates, improving economic growth, rising corporate earnings, and — for most of the year — accommodative central bank policies.
We adjusted the Fund’s investment process in 2021. We now use a quantitative strategy to identify the most attractive stocks in the S&P Developed SmallCap Index based on fundamental factors that have been sources of excess return over time. We strive to optimize the portfolio by emphasizing stocks with the most favorable combination of individual factors, rather than relying on one factor — such as value or growth — to drive performance. We don’t use a single screen to analyze the entire market. Instead, we employ specific models that encompass a wide range of industry groups and account for the different drivers of returns in each industry. A notable outcome of this change is that the Fund’s weightings in both sectors and geographies have moved closer to those of the benchmark. We believe this will help limit the potential effects of factors other than individual stock selection. Our portfolio activity largely reflected the shift toward this new approach. We made changes gradually in order to minimize the impact on the portfolio.
This approach generally worked well in the period, helping the Fund provide a competitive return in relation to the benchmark. Consistent with the new strategy, stock selection — rather than sector or country allocations — were the primary driver of relative performance in 2021. The Fund generated its best results in the industrials sector. Builders Firstsource, Inc., a U.S.-based producer of building materials, was a top performer as accelerating economic growth and robust housing-market activity led to rising demand for its products. Avis Budget Group, Inc. and the Scandinavian busing company Nobina AB, which was acquired, were also top contributors in the sector.
Our stock picks in the consumer discretionary sector strongly outperformed, as well. Shares of Fox Factory Holding Corp. — which makes bicycles, off-road vehicles, and other outdoor equipment — posted a sizable gain and helped the Fund’s results in the sector. Communication services was another area of strength for the Fund, primarily as a result of a position in AMC Entertainment Holdings, Inc. We initiated the investment in April, two months before the stock surged on the strength of its improving business outlook and support from social-media platforms popular with retail investors. We sold a portion of the position to lock in profits brought about by the unusual rally.
Energy proved to be the most challenging sector for the Fund in 2021. Our holdings, while producing gains as a group, finished behind the broader category. Most notably, we lost ground from a position in the offshore oilfield services company Dril-Quip, Inc. Even as the energy sector as a whole gained more than 60% on the year, shares of Dril-Quip fell due to reduced orders and higher expenses. We also underperformed in financials, where the Japanese pet insurance company Anicom Holdings, Inc. was the largest detractor. The stock declined due to the combination of increased promotional activity and higher-than-expected claims. The Fund’s position in cash, while modest, was another key detractor at a time of strong returns for the index.
We had a positive view on the overall investment backdrop at the close of the period, as we think the combination of steady economic growth and improving corporate performance can help offset headwinds from inflation and other challenges. Although valuations for the broader market aren’t particularly attractive, we think the global small-cap space continues to offer an abundance of opportunities to identify compelling ideas at the individual company level. Given the growing divergence in vaccination rates, economic trends, and central bank policies across countries and regions, we believe the environment remains supportive for bottom-up stock selection.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Peter Barsa, Senior Portfolio Manager Equity
Portfolio Managers
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
4 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Terms to Know
S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.
Consumer discretionary stocks represent companies that make and market goods and services that are considered non-essential. Sub-categories within the consumer discretionary sector include retailers, media, consumer services, consumer durables & apparel, and automobiles.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 5

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	99%	94%
Cash Equivalents	1%	4%
Exchange-Traded Funds	—	2%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Industrials	19%	21%
Financials	14%	10%
Information Technology	13%	19%
Consumer Discretionary	13%	13%
Health Care	12%	16%
Real Estate	9%	8%
Materials	7%	6%
Consumer Staples	4%	3%
Communication Services	3%	3%
Utilities	3%	0%
Energy	3%	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
United States	58%	61%
Japan	8%	10%
United Kingdom	5%	5%
Germany	4%	3%
Sweden	3%	2%
Korea	2%	1%
Canada	2%	3%
Spain	2%	2%
Italy	2%	2%
Switzerland	2%	1%
France	2%	2%
Austria	2%	2%
Luxembourg	1%	2%
Other	7%	4%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
6 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 98.8%
Australia 0.4%
Liontown Resources Ltd.* (Cost $258,366)	241,529	291,703
Austria 1.6%
Wienerberger AG (Cost $921,227)	36,328	1,337,518
Belgium 0.4%
Euronav NV (Cost $313,841)	37,166	330,563
Bermuda 0.9%
Lazard Ltd. "A" (a) (Cost $345,986)	16,265	709,642
Canada 2.4%
ElectraMeccanica Vehicles Corp.* (b)	102,528	233,764
Linamar Corp.	14,424	854,413
Quebecor, Inc. "B"	39,795	898,176
(Cost $1,482,622)		1,986,353
Denmark 0.6%
Netcompany Group A/S 144A (Cost $543,495)	4,581	493,458
France 1.7%
Alten SA	4,570	824,173
Rubis SCA	7,967	238,108
Television Francaise 1	29,700	295,336
(Cost $1,230,866)		1,357,617
Germany 3.8%
AIXTRON SE	31,164	629,564
Deutz AG*	112,697	843,137
PATRIZIA AG	41,336	961,666
United Internet AG (Registered)	16,617	657,623
(Cost $2,119,650)		3,091,990
India 0.8%
WNS Holdings Ltd. (ADR)* (Cost $193,879)	7,251	639,683
Ireland 0.7%
Dalata Hotel Group PLC* (Cost $658,449)	129,550	550,163
Italy 2.3%
Buzzi Unicem SpA	51,265	1,102,202
Moncler SpA	10,050	729,505
(Cost $1,406,181)		1,831,707
Japan 7.6%
Ai Holdings Corp.	41,617	694,992
Anicom Holdings, Inc.	46,200	333,009
BML, Inc.	17,200	534,984
Furuya Metal Co., Ltd.	6,400	673,213
Kusuri No Aoki Holdings Co., Ltd.	12,158	769,622
Sawai Group Holdings Co., Ltd.	12,600	482,146
	Shares	Value ($)
Topcon Corp.	23,400	338,027
Toyo Kanetsu KK	9,400	205,284
UT Group Co., Ltd.	31,024	1,165,792
Zenkoku Hosho Co., Ltd.	23,800	1,036,212
(Cost $4,096,361)		6,233,281
Korea 2.5%
Hanmi Semiconductor Co., Ltd.*	25,984	823,975
i-SENS, Inc.	17,591	447,556
Seah Besteel Corp.*	44,172	738,829
(Cost $1,960,419)		2,010,360
Luxembourg 1.1%
B&M European Value Retail SA (Cost $430,350)	101,505	872,179
Netherlands 0.6%
Boskalis Westminster (Cost $535,941)	16,916	494,300
Norway 0.3%
Fjordkraft Holding ASA 144A (Cost $371,495)	43,142	234,060
Portugal 0.3%
REN - Redes Energeticas Nacionais SGPS SA (Cost $261,325)	92,222	267,361
Puerto Rico 0.6%
Popular, Inc. (a) (Cost $463,903)	6,166	505,859
Singapore 0.4%
BW LPG, Ltd. 144A (Cost $336,865)	54,731	309,965
Spain 2.3%
Fluidra SA	34,068	1,361,450
Talgo SA 144A*	88,107	544,186
(Cost $1,114,368)		1,905,636
Sweden 3.1%
Dometic Group AB 144A	22,461	294,975
Fingerprint Cards AB "B"* (b)	92,297	210,842
MIPS AB	2,974	389,534
Nobina AB 144A	91,569	1,083,972
Ratos AB "B"	91,259	586,487
(Cost $1,657,434)		2,565,810
Switzerland 1.7%
Bachem Holding AG (Registered)	320	250,203
Julius Baer Group Ltd.	10,082	672,942
Siegfried Holding AG (Registered)	469	455,523
(Cost $1,315,740)		1,378,668
United Kingdom 5.1%
Domino's Pizza Group PLC	74,516	465,924

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 7

	Shares	Value ($)
Drax Group PLC	108,643	891,539
Electrocomponents PLC	90,511	1,474,680
Genus PLC	4,590	306,719
Micro Focus International PLC	93,845	530,668
Softcat PLC	8,357	204,618
TechnipFMC PLC* (c)	52,253	309,338
(Cost $2,606,503)		4,183,486
United States 57.6%
Advanced Drainage Systems, Inc.	3,618	492,518
Affiliated Managers Group, Inc.	4,445	731,247
Agilysys, Inc.*	9,963	442,955
Alcoa Corp.	14,278	850,683
AMC Entertainment Holdings, Inc. "A"* (b)	9,714	264,221
Americold Realty Trust (REIT)	21,223	695,902
Amicus Therapeutics, Inc.*	29,421	339,813
Amneal Pharmaceuticals, Inc.*	65,675	314,583
Anika Therapeutics, Inc.*	7,283	260,950
Armada Hoffler Properties, Inc. (REIT)	15,994	243,429
Avis Budget Group, Inc.*	3,772	782,200
Benchmark Electronics, Inc.	21,642	586,498
Builders FirstSource, Inc.*	18,554	1,590,263
CarLotz, Inc.* (b)	108,012	245,187
Casey's General Stores, Inc.	6,443	1,271,526
Cleveland-Cliffs, Inc.*	49,411	1,075,677
CNX Resources Corp.*	14,817	203,734
Crescent Energy, Inc. "A"* (b)	25,292	320,703
Delek U.S. Holdings, Inc.*	12,073	180,974
Dril-Quip, Inc.*	8,742	172,043
Ducommun, Inc.*	21,800	1,019,586
Easterly Government Properties, Inc. (REIT)	18,561	425,418
Eastern Bankshares, Inc.	32,195	649,373
EastGroup Properties, Inc. (REIT)	4,274	973,831
Envestnet, Inc.*	9,595	761,267
Essential Properties Realty Trust, Inc. (REIT)	24,757	713,744
First Financial Bankshares, Inc.	12,714	646,380
Five9, Inc.*	5,308	728,895
FNB Corp.	30,449	369,346
Four Corners Property Trust, Inc. (REIT)	28,873	849,155
Fox Factory Holding Corp.*	8,664	1,473,746
Heron Therapeutics, Inc.* (b)	22,446	204,932
Hillenbrand, Inc.	14,810	769,972
Home BancShares, Inc.	9,644	234,831
Hudson Pacific Properties, Inc. (REIT)	8,486	209,689
Jack in the Box, Inc.	6,611	578,330
Jefferies Financial Group, Inc.	35,036	1,359,397
Kronos Bio, Inc.* (b)	27,376	372,040
Lumentum Holdings, Inc.* (b)	8,748	925,276
Madison Square Garden Sports Corp.*	4,212	731,751
	Shares	Value ($)
Masonite International Corp.* (b)	8,169	963,534
ModivCare, Inc.*	6,223	922,855
Molina Healthcare, Inc.*	4,393	1,397,325
Multiplan Corp.* (b)	62,081	275,019
National Storage Affiliates Trust (REIT)	15,303	1,058,968
New Jersey Resources Corp.	8,717	357,920
Novavax, Inc.* (b)	1,412	202,015
Option Care Health, Inc.*	24,644	700,875
Outset Medical, Inc.*	6,295	290,137
Pacira BioSciences, Inc.*	15,060	906,160
Physicians Realty Trust (REIT)	40,028	753,727
Precision BioSciences, Inc.*	32,160	237,984
Redwood Trust, Inc. (REIT)	30,567	403,179
Rush Enterprises, Inc. "A"	28,281	1,573,527
Sana Biotechnology, Inc.* (b)	14,355	222,215
Selecta Biosciences, Inc.*	47,405	154,540
Senseonics Holdings, Inc.* (b)	72,701	194,112
SJW Group	7,263	531,652
SkyWest, Inc.*	9,677	380,306
South State Corp.	13,381	1,071,952
SpartanNash Co.	8,900	229,264
Spectrum Brands Holdings, Inc.	5,161	524,977
Synovus Financial Corp.	26,456	1,266,449
Tandem Diabetes Care, Inc.*	3,297	496,264
Tenneco, Inc. "A"*	31,253	353,159
Thermon Group Holdings, Inc.*	40,418	684,277
TopBuild Corp.*	5,670	1,564,410
Varonis Systems, Inc.*	11,515	561,702
Vista Outdoor, Inc.*	6,952	320,279
Vital Farms, Inc.* (b)	12,874	232,504
WEX, Inc.*	2,214	310,823
Whiting Petroleum Corp.*	7,332	474,234
Xperi Holding Corp.	16,460	311,259
YETI Holdings, Inc.*	15,222	1,260,838
Zions Bancorp. NA	12,982	819,943
(Cost $29,799,621)		47,070,449
Total Common Stocks (Cost $54,424,887)		80,651,811
Securities Lending Collateral 4.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (d) (e) (Cost $3,537,256)	3,537,256	3,537,256
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.05% (d) (Cost $817,560)	817,560	817,560

The accompanying notes are an integral part of the financial statements.
8 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $58,779,703)	104.1	85,006,627
Other Assets and Liabilities, Net	(4.1)	(3,334,253)
Net Assets	100.0	81,672,374
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 4.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (d) (e)
1,184,652	2,352,604 (f)	—	—	—	11,906	—	3,537,256	3,537,256
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.05% (d)
3,011,728	12,038,572	14,232,740	—	—	476	—	817,560	817,560
4,196,380	14,391,176	14,232,740	—	—	12,382	—	4,354,816	4,354,816
*	Non-income producing security.
(a)	Listed on the NASDAQ Stock Market, Inc.
(b)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $3,388,544, which is 4.2% of net assets.
(c)	Listed on the New York Stock Exchange.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 9

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ 291,703	$ —	$ —	$ 291,703
Austria	—	1,337,518	—	1,337,518
Belgium	—	330,563	—	330,563
Bermuda	709,642	—	—	709,642
Canada	1,986,353	—	—	1,986,353
Denmark	—	493,458	—	493,458
France	—	1,357,617	—	1,357,617
Germany	—	3,091,990	—	3,091,990
India	639,683	—	—	639,683
Ireland	—	550,163	—	550,163
Italy	—	1,831,707	—	1,831,707
Japan	—	6,233,281	—	6,233,281
Korea	—	2,010,360	—	2,010,360
Luxembourg	—	872,179	—	872,179
Netherlands	—	494,300	—	494,300
Norway	—	234,060	—	234,060
Portugal	—	267,361	—	267,361
Puerto Rico	505,859	—	—	505,859
Singapore	—	309,965	—	309,965
Spain	—	1,905,636	—	1,905,636
Sweden	—	2,565,810	—	2,565,810
Switzerland	—	1,378,668	—	1,378,668
United Kingdom	309,338	3,874,148	—	4,183,486
United States	47,070,449	—	—	47,070,449
Short-Term Investments (a)	4,354,816	—	—	4,354,816
Total	$55,867,843	$29,138,784	$ —	$85,006,627
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
10 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $54,424,887) — including $3,388,544 of securities loaned	$ 80,651,811
Investment in DWS Government & Agency Securities Portfolio (cost $3,537,256)*	3,537,256
Investment in DWS Central Cash Management Government Fund (cost $817,560)	817,560
Foreign currency, at value (cost $28,931)	29,182
Receivable for investments sold	52,054
Receivable for Fund shares sold	132,073
Dividends receivable	97,314
Interest receivable	690
Foreign taxes recoverable	35,800
Other assets	1,674
Total assets	85,355,414
Liabilities
Payable upon return of securities loaned	3,537,256
Payable for Fund shares redeemed	26,604
Accrued management fee	38,731
Accrued Trustees' fees	955
Other accrued expenses and payables	79,494
Total liabilities	3,683,040
Net assets, at value	$ 81,672,374
Net Assets Consist of
Distributable earnings (loss)	37,831,440
Paid-in capital	43,840,934
Net assets, at value	$ 81,672,374
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($79,170,203 ÷ 5,808,696 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.63
Class B
Net Asset Value, offering and redemption price per share ($2,502,171 ÷ 191,764 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.05
*	Represents collateral on securities loaned.
Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $90,614)	$ 1,006,876
Income distributions — DWS Central Cash Management Government Fund	476
Securities lending income, net of borrower rebates	11,906
Total income	1,019,258
Expenses:
Management fee	655,460
Administration fee	79,474
Services to shareholders	557
Record keeping fee (Class B)	742
Distribution service fee (Class B)	6,732
Custodian fee	10,968
Professional fees	69,130
Reports to shareholders	29,193
Trustees' fees and expenses	3,868
Other	10,980
Total expenses before expense reductions	867,104
Expense reductions	(194,433)
Total expenses after expense reductions	672,671
Net investment income	346,587
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	13,501,514
Foreign currency	10,675
13,512,189
Change in net unrealized appreciation (depreciation) on:
Investments	(2,615,849)
Foreign currency	(5,717)
(2,621,566)
Net gain (loss)	10,890,623
Net increase (decrease) in net assets resulting from operations	$11,237,210

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 11

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 346,587	$ 238,619
Net realized gain (loss)	13,512,189	(1,077,595)
Change in net unrealized appreciation (depreciation)	(2,621,566)	11,994,951
Net increase (decrease) in net assets resulting from operations	11,237,210	11,155,975
Distributions to shareholders:
Class A	(284,998)	(509,172)
Class B	(1,897)	(12,523)
Total distributions	(286,895)	(521,695)
Fund share transactions:
Class A
Proceeds from shares sold	4,203,449	2,748,177
Reinvestment of distributions	284,998	509,172
Payments for shares redeemed	(11,414,575)	(8,776,264)
Net increase (decrease) in net assets from Class A share transactions	(6,926,128)	(5,518,915)
Class B
Proceeds from shares sold	86,982	152,440
Reinvestment of distributions	1,897	12,523
Payments for shares redeemed	(537,896)	(301,149)
Net increase (decrease) in net assets from Class B share transactions	(449,017)	(136,186)
Increase (decrease) in net assets	3,575,170	4,979,179
Net assets at beginning of period	78,097,204	73,118,025
Net assets at end of period	$ 81,672,374	$78,097,204

Other Information
Class A
Shares outstanding at beginning of period	6,344,768	6,910,961
Shares sold	320,008	293,128
Shares issued to shareholders in reinvestment of distributions	21,493	66,298
Shares redeemed	(877,573)	(925,619)
Net increase (decrease) in Class A shares	(536,072)	(566,193)
Shares outstanding at end of period	5,808,696	6,344,768
Class B
Shares outstanding at beginning of period	227,196	238,523
Shares sold	6,834	18,334
Shares issued to shareholders in reinvestment of distributions	149	1,701
Shares redeemed	(42,415)	(31,362)
Net increase (decrease) in Class B shares	(35,432)	(11,327)
Shares outstanding at end of period	191,764	227,196
The accompanying notes are an integral part of the financial statements.
12 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Financial Highlights
DWS Global Small Cap VIP — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.90	$10.24	$8.91	$12.90	$11.78
Income (loss) from investment operations:
Net investment income[a]	.06	.04	.05	.02	.00 *
Net realized and unrealized gain (loss)	1.72	1.70	1.82	(2.32)	2.21
Total from investment operations	1.78	1.74	1.87	(2.30)	2.21
Less distributions from:
Net investment income	(.05)	(.08)	—	(.04)	—
Net realized gains	—	—	(.54)	(1.65)	(1.09)
Total distributions	(.05)	(.08)	(.54)	(1.69)	(1.09)
Net asset value, end of period	$13.63	$11.90	$10.24	$8.91	$12.90
Total Return (%)[b]	14.94	17.36	21.29	(20.51)	20.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	76	71	63	85
Ratio of expenses before expense reductions (%)[c]	1.05	1.10	1.11	1.10	1.15
Ratio of expenses after expense reductions (%)[c]	.81	.81	.82	.78	.94
Ratio of net investment income (%)	.43	.38	.54	.21	.03
Portfolio turnover rate (%)	38	9	23	32	42
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 13

DWS Global Small Cap VIP — Class B
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.39	$9.81	$8.57	$12.47	$11.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.01	.03	(.01)	(.03)
Net realized and unrealized gain (loss)	1.65	1.62	1.75	(2.24)	2.14
Total from investment operations	1.67	1.63	1.78	(2.25)	2.11
Less distributions from:
Net investment income	(.01)	(.05)	—	—	—
Net realized gains	—	—	(.54)	(1.65)	(1.09)
Total distributions	(.01)	(.05)	(.54)	(1.65)	(1.09)
Net asset value, end of period	$13.05	$11.39	$9.81	$8.57	$12.47
Total Return (%)[b]	14.65	16.94	21.08	(20.74)	19.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2	2	3
Ratio of expenses before expense reductions (%)[c]	1.33	1.39	1.40	1.39	1.44
Ratio of expenses after expense reductions (%)[c]	1.09	1.09	1.09	1.06	1.22
Ratio of net investment income (loss) (%)	.15	.10	.27	(.08)	(.26)
Portfolio turnover rate (%)	38	9	23	32	42
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
The accompanying notes are an integral part of the financial statements.
14 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Global Small Cap VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon,
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 15

creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan, which were classified as Common Stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
16 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from passive foreign investment companies, certain securities sold at a loss and investments in limited partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 1,048,058
Undistributed long-term capital gains	$ 10,784,732
Net unrealized appreciation (depreciation) on investments	$ 25,982,605
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $59,024,022. The net unrealized appreciation for all investments based on tax cost was $25,982,605. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $29,184,417 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,201,812.
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 286,895	$ 521,695
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $30,243,595 and $34,039,708, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 17

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.81%
Class B	1.09%
For the period from May 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.82%
Class B	1.10%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class B	1.09%
For the year ended December 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 188,011
Class B	6,422
$ 194,433
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $79,474, of which $6,565 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 642	$ 107
Class B	187	31
	$ 829	$ 138
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2021, the Distribution Service Fee aggregated $6,732, of which $528 is unpaid.
18 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,372, of which $420 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Ownership of the Fund
At December 31, 2021, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 33%, 28% and 12%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 77% and 12%, respectively.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Global Small Cap VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Small Cap VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2022
20 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Information About Your Fund’s Expenses	(Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2021

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,024.00	$ 1,022.70
Expenses Paid per $1,000*	$ 4.13	$ 5.61
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/21	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/21	$ 1,021.12	$ 1,019.66
Expenses Paid per $1,000*	$ 4.13	$ 5.60
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Global Small Cap VIP	.81%	1.10%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 21

Tax Information	(Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $11,864,000 as capital gain dividends for its year ended December 31, 2021.
For corporate shareholders, 67% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
22 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Small Cap VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 23

year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the Fund’s portfolio management team and management process to reflect an active systematic strategy, effective February 1, 2021. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA
24 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
26 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Deutsche DWS Variable Series I —DWS Global Small Cap VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
28 |	Deutsche DWS Variable Series I —DWS Global Small Cap VIP

Notes

Notes

Notes

VS1glosc-2 (R-025821-11 2/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche DWS Variable Series I

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$209,213	$0	$38,369	$0
2020	$255,646	$0	$39,360	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$461,717	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$38,369	$461,717	$0	$500,086
2020	$39,360	$650,763	$0	$690,123

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series I

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/15/2022